                                                                   Exhibit 10.56

                               BORROWER CONSENT

                               December 2, 1999

Cisco Systems Capital Corporation
Worldwide Financial Services
Mailstop SJC2-3rd Floor
170 West Tasman Drive
San Jose, CA  95134-1706

          Re:  CAIS Internet, Inc.
               -------------------

Gentlemen:

          Reference is made to that certain Agreement dated as of June 30, 1999 (as amended, modified, renewed or extended from time to time, the "Credit Agreement") by and between CAIS, Inc. (the "Borrower") and Cisco Systems Capital Corporation (the "Lender") and in connection therewith, that certain Guaranty dated June 30, 1999 made by CAIS Internet, Inc. (the "Guarantor") in favor of Lender (as amended, modified, renewed or extended from time to time, the "Guaranty").

          The undersigned acknowledges receipt of a copy of the First Amendment to Guaranty dated December 2, 1999 (the "Amendment") being entered into concurrently herewith by and between CAIS Internet, Inc. and the Lender.

          The undersigned, in its capacity as Borrower in the Credit Agreement, hereby acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of any of the Loan Documents, all of which are hereby ratified and affirmed in all respects.

                                    Sincerely yours,

                                    CAIS, Inc.

                                    /s/ Barton R. Groh
                                    ---------------------------------------
                                    By: Barton R. Groh
                                       ------------------------------------
                                    Title: Chief Financial Officer
                                          ---------------------------------